Assets Held For Sale	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Assets held for sale	Assets held for sale
In the second quarter of 2020, the Company committed to a plan and was actively marketing for sale for on-going rail operations, certain non-core lines in Wisconsin, Michigan and Ontario representing approximately 850 miles and has met the criteria for classification of the related assets as assets held for sale. Accordingly, a $486 million loss ($363 million after-tax) was recorded to adjust the carrying amount of these track and roadway assets to their estimated net selling price.
On March 31, 2021, CN entered into an agreement with a short line operator, for the sale of the non-core lines plus an additional 50 miles of track and roadway assets not originally included within assets held for sale, subject to various conditions including regulatory authorization by the STB. The carrying amount of assets held for sale was adjusted in the first quarter of 2021 to $260 million ($90 million as at December 31, 2020), to reflect the contractual selling price net of estimated transaction costs and the additional track and roadway assets included as part of the agreement. The increase of $170 million included a $137 million recovery of the loss ($102 million after-tax) on the non-core lines and $33 million for the additional track and roadway assets. The carrying amount of assets held for sale was included in Other current assets in the Consolidated Balance Sheets. See Note 10 - Other current assets. As at December 31, 2021, the criteria for the classification of assets held for sale continued to be met and there was no change to the carrying amount of assets held for sale.
In the fourth quarter of 2021, the STB approved the Company's agreement with the short line operator without condition and the transaction closed on January 28, 2022 and January 31, 2022 for the U.S. and Canadian assets, respectively.